EXHIBIT 10.3
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

LICENSE AGREEMENT AMENDMENT
The following is an amendment to Exhibit A of the License Agreement between Medical College of Georgia and NewLink Genetics previously executed on September 13th, 2005. The purpose of this amendment is to explicitly list patent applications filed previously to the execution of this Agreement as continuations of [*], and which were unintentionally omitted in the original Exhibit A. These missing patent applications are: [*] and [*] and [*].
The present amendment should be considered part of the original License Agreement and is hereto agreed by representatives of both parties signing below.

MEDICAL COLLEGE OF GEORGIA    LICENSEE:
RESEARCH INSTITUTE, INC.        NEWLINK GENETICS CORP.
By: /s/ Betty Aldridge            By: /s/ Nicholas Vahanian
Name:    Betty Aldridge             Name: Nicholas Vahanian
Executive Director
MCG Research Institute
Title:                        Title: Chief Medical & Operations Officer
Date: 3/28/06                    Date: 3/28/06

EXHIBIT 10.3
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A
LICENSED PATENTS
[*]

2.
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